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                                                                  Exhibit 10.8

                           UNO RESTAURANT CORPORATION

                   1987 EMPLOYEE STOCK OPTION PLAN, AS AMENDED

         1. PURPOSE. The purpose of this 1987 Employee Stock Option Plan (the "Plan") is to provide increased incentives to Salaried Employees of Uno restaurant Corporation and its subsidiaries (referred to, unless the context otherwise requires, as the "Company") to remain with the Company, to promote the success of the Company's business, to encourage new employees to become affiliated with the Company and to associate more closely the interests of such persons with those of the Company through the granting of options to acquire the capital stock of Uno Restaurant Corporation (the "Corporation").

         2. DEFINITIONS. As used herein, the following terms will have the indicated meaning:

         "Board" means the "Board of Directors" of the Corporation.

         "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         "Committee" means the Stock Option Committee of the Board as described in Paragraph 4.

         "Corporation" means Uno Restaurant Corporation.

         "Fair Market Value" means, on the date for which the Fair Market Value is to be determined, the closing price of the Corporation's Stock on the New York Stock Exchange or such other national securities exchange or the National Association of Securities Dealers Automated Quotated System on which the stock is then traded, or if no such price is available, the value determined by the Committee in good faith.

         "Incentive Stock Option" means any option issued hereunder which is designated as an "Incentive Stock Option" by the Committee at the time of grant, which is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

         "Option" means the contractual right to purchase shares of Stock upon specified terms pursuant to this Plan.

         "Parent" has the meaning specified for "Parent Corporation" in Section 425(e) of the Code.

         "Permanent Disability" has the meaning specified for permanent and total disability in Section 22(e)(3) of the Code.

         "Plan" means this Uno Restaurant Corporation 1987 Employee Stock Option Plan, as amended.

         "Salaried Employees" means all those employees of the Company are compensated through the payment of an annual salary, as opposed to an hourly rate.

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         "Stock" means the Common Stock, $.01 par value, of the Corporation.

         "Subsidiary" has the meaning specified for "Subsidiary Corporation" in
Section 425(f) of the Code.

         "Ten Percent Stockholder" means an individual who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary at the time an Option is granted under this Plan.

         3. STOCK SUBJECT TO THE PLAN. The aggregate number of shares of the Corporation's Stock that may be issued and sold under the Plan shall be 1,500,000 shares. The shares of Stock to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board of Directors, from (i) authorized but unissued shares, (ii) shares previously reserved for issuance upon exercise of Options which have expired or been terminated, or (iii) treasury shares and shares reacquired by the Corporation for this purpose, including shares purchased in the open market. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for grant under additional Options under the Plan so long as it shall remain in effect.

         4. ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by the Stock Option Committee. The Committee shall consist of at least two members appointed by the Board, and such members shall serve at the pleasure of the Board. The Board may from time to time appoint additional members of the Committee or remove members and appoint new members in substitution for those previously appointed and fill vacancies however caused. No member of the Committee while a member thereof shall be eligible to participate in the Plan, nor may any person be appointed to the Committee unless he was not eligible to participate in the Plan or any other plan of the Company at any time within the one-year period immediately prior to such appointment as provided in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

         (b) Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those employees of the Company to whom Options shall be granted under the Plan; (ii) amend the number of shares covered by and the form of the Options to be granted; (iii) determine the time or times when Options shall be granted;
(iv) establish the terms and conditions upon which Options may be exercised and/or transferred; (v) alter any restrictions or conditions upon Options; and
(vi) adopt rules and regulations, establish, define and/or interpret any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

         (c) In making its determinations hereunder, the Committee shall take into account the nature of the services rendered or to be rendered by the employees, their present and potential contributions to the success of the Corporation, and such other factors as the Committee, in its discretion, shall deem relevant in order to accomplish the purposes of the Plan.

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         5. ELIGIBILITY. Options will be granted only to persons who are
Salaried Employees as defined in Paragraph 2 of this Plan.

         6. TERMS OF OPTIONS AND LIMITATIONS THEREON.

         (a) GENERAL. Any Option granted under this Plan shall be evidenced by a written agreement between the Corporation and the Option holder and shall be upon such terms and conditions not inconsistent with this Plan as the Committee may determine. The Committee shall designate, at the time of the grant, whether the option is an Incentive Stock Option.

         (b) PRICE. The price at which any shares of Stock may be purchased pursuant to the exercise of an Option shall be for any lawful consideration determined by the Committee, but in the case of any Incentive Stock Option, such purchase price shall not be less than the Fair Market Value of the Stock on the date of the grant of the Option (or, in the case of Ten Percent Stockholders, 110% of the Fair Market Value on such date), without regard to any restrictions other than those restrictions which by their terms will never lapse.

         (c) PERIOD OF OPTION. Each Option granted under this Plan shall continue in effect for such period as the Committee shall determine, provided that no Option, or installment thereof, may be exercisable .subsequent to ten years from the date of grant (five years from the date of grant in the case of Options issued to Ten Percent Stockholders). No Option shall be exercisable beyond three months after the date upon which the Option holder ceases to be an employee of the Company, except that the Committee may provide in the Option that in the event of termination of employment by reason of death or Permanent Disability of the holder, the Option may be exercised by the holder or his estate for a period of up to one year after termination of employment. If an Option holder ceases to be an employee of the Company for any cause other than retirement or death, such option shall terminate as of the date of cessation of employment.

         (d) NON-ASSIGNABILITY. No Option or right or interest in an Option shall be assignable or transferable by the holder except by will or the laws of descent and distribution. During the lifetime of the holder, an Option shall be exercisable only by him.

         (e) OTHER RESTRICTIONS. At the discretion of the Committee, any Options granted may be subject to restrictions on vesting or transferability or to risk of forfeiture upon the happening of such events as the Committee may determine, any of which may be accelerated or waived in the Committee's sole discretion.

         7. ONE HUNDRED THOUSAND DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time of the grant of any option designated an Incentive Stock Option by the Committee) of the Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by an employee during any calendar year, under all plans of the Corporation and its Parent and Subsidiary corporations, shall not exceed $100,000. The foregoing limitation shall not apply to any option not designated an Incentive Stock Option by the Committee.

         8. EXERCISE OF OPTIONS; PAYMENT.

         (a) Options may be exercised in whole or in part at such time and in such manner as the Committee may determine and as shall be prescribed in the written agreement with each holder.

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         (b) The purchase price of shares of Stock upon exercise of an Option shall be paid by the Option holder in full upon exercise and may be paid (i) in cash, (ii) by delivery of shares of Stock (valued at Fair Market Value at the date of purchase of the Stock subject to the Option), but not if such shares were acquired pursuant to exercise of an Incentive Stock Option and the holding period required for treatment under the Code as an Incentive Stock Option has not been met, or (iii) any combination of cash and Stock, as the Committee may permit.

         9. STOCK ADJUSTMENTS.

         (a) If the Corporation is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Board of Directors (or if the Corporation is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new Options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.

         (b) If by reason of recapitalization, reclassification, stock split-up, combination of shares, separation (including a spin-off) or-dividend on the Stock payable in Stock, the outstanding shares of Stock of the Corporation are increased or decreased or changed into or exchanged for a different number of kind of shares or other securities of the Corporation, the Board of Directors shall conclusively determine the appropriate adjustment in the exercise prices of outstanding Options and in the number and kind of shares as to which outstanding Options shall be exercisable.

         (c) In the event of a transaction of the type described in paragraphs
(a) and (b) above, the total number of shares of Stock on which Options may be granted under this Plan shall be appropriately adjusted by the Board of Directors.

         10. NO RIGHTS OTHER THAN THOSE EXPRESSLY CREATED. No employee of the Company or other person shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Option holder any right to be retained in the employ of the Corporation, (ii) giving any Option holder any equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. As to any claim for any unpaid amounts under this Plan, any person having a claim for payments shall be an unsecured creditor. No Option holder shall have any of the rights of a stockholder with respect to shares of Stock covered by an Option until such time as the Option has been exercised and shares of Stock have been issued to such person.

         11. MISCELLANEOUS.

         (a) WITHHOLDING OF TAXES. Pursuant to applicable Federal, state, local or foreign laws, the Company may be required to collect income or other taxes upon the grant of an Option to, or exercise of an Option by, a holder. The Company may require, as a condition to the exercise of an Option, that the recipient pay the Company, at such time as the Committee or the Corporation determines, the amount of any taxes which the Committee or the Company may determine is required to be withheld.

         (b) LEGAL AND OTHER REQUIREMENTS. Upon exercise of an Option, the holder shall be required to make such representations and furnish such information as may, in the opinion of


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counsel for the Company, be appropriate to permit the Company to issue or transfer the shares of Stock in compliance with the provisions of applicable Federal or state securities laws. The Company, in its discretion, may postpone the issuance and delivery of shares of Stock upon any exercise of an Option until completion of such registration or other qualification of such shares under any Federal or state laws, or stock exchange listing, as the Company may consider appropriate. The Committee may require that prior to the issuance or transfer of Stock upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Committee or the Corporation deems necessary or advisable under any applicable law, regulation or official interpretation thereof. Certificates of Stock issued hereunder may be legended to reflect such restrictions.

         (c) INDEMNITY. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Company, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Company in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

         12. EFFECTIVE DATE; AMENDMENT; TERMINATION.

         (a) The effective date of this Plan shall be the date of adoption by the Board of Directors; provided, however, that the Plan is subject to the approval of the stockholders at the next meeting of stockholders of the Corporation and within twelve months from the effective date of this Plan.

         (b) The date of grant of any Option granted hereunder shall be the date upon which such Option shall be voted by the Committee, unless the vote expressly otherwise provides.

         (c) The Board of Directors of the Corporation may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part; provided, however, that the Board of Directors may not materially increase the benefits accruing to Option holders, increase the number of shares of Stock reserved for purposes of this Plan other than pursuant to an adjustment under Paragraph 9, or materially modify the requirements to a participant in this Plan without stockholder approval.

         (d) Except as provided herein, no amendment, suspension or termination of this Plan may affect the rights of any person to whom an Option has been granted without such person's consent.

         (e) Stockholder approval of this Plan or any amendment requiring stockholder approval under paragraph (c) shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders.

         (f) This Plan shall terminate ten (10) years from the earlier of the date of stockholder approval of the Plan or its effective date, and no Option shall be granted under this Plan thereafter, but such termination shall not affect the validity of Options granted prior to the date of termination.

Date of Board of Director Adoption: March 29, 1987


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Date of Stockholder Approval: March 29, 1987

         A true copy.

                                     ATTEST:


                                     -------------------------------------------
                                     Secretary



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